UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

CHAPARRAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38602	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK (Address of principal executive offices)	73114 (Zip Code)
Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CHAP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) of Chaparral Energy, Inc. (the “Company”), Stockholders representing 37,156,152, or 77.74%, of the shares of the Common Stock of the Company outstanding and entitled to vote as of the record date, May 11, 2020, were represented at the meeting either in person or by proxy.
The matters proposed to the Stockholders for a vote were: (i) the election of each of Douglas E. Brooks, Charles Duginski, Michael Kuharski, Samuel Langford, Mark “Mac” McFarland, Kenneth W. Moore, Marcus Rowland, and Gysle Shellum as members of the Company’s Board of Directors, (ii) an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement distributed in connection with the Annual Meeting, and (iii) the ratification of the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
The final voting results of the Annual Meeting are set forth below.
Proposal One
Each of the director nominees was elected to the Board of Directors of the Company to serve until the next Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified. The results of the votes with respect to their respective elections were as follows:

Nominees	Votes For	Withheld	Broker Non-Votes
Charles Duginski	24,687,370	171,420	12,297,362
Marcus C. Rowland	23,262,667	1,596,123	12,297,362
Douglas E. Brooks	22,983,691	1,875,099	12,297,362
Michael J. Kuharski	23,474,158	1,384,632	12,297,362
Samuel E. Langford	22,999,380	1,859,410	12,297,362
Mark “Mac” A. McFarland	23,662,415	1,196,375	12,297,362
Kenneth W. Moore	21,524,339	3,334,451	12,297,362
Gysle R. Shellum	23,809,146	1,049,644	12,297,362
Proposal Two
The result of the advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement distributed in connection with the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,898,873	3,035,758	924,159	12,297,362
Proposal Three
The proposal to ratify the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,858,004	255,410	42,738	12,297,362
No other business properly came before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL ENERGY, INC.

Dated: June 30, 2020	By:	/s/ Justin Byrne
	Name: Title:	Justin Byrne
Vice President and General Counsel